United States

Securities and Exchange Commission

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: February 8, 2013

GeneLink, Inc.

(Exact Name of Registrant as Specified in its Charter)

PA	00-30518	23-2795613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Exchange Dr. Suite 120 Orlando, FL 32835

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 558-4363

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Departure of Executive Officer

On January 28, GeneLink, Inc. (the “Company”) accepted the resignation of Susan Hunt as Interim Chief Financial Officer of the Company effective as of February 8, 2013. Ms. Hunt will continue to provide consulting services through the filing of Form 10-K for the year ended December 31, 2012.

(c) Appointment of Executive Officer

Bernard L. Kasten, Jr., M.D., the CEO and President will assume the duties of interim CFO until such time as the Company hires a replacement CFO.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneLink, Inc.
(Registrant)

By:	/s/ Bernard L. Kasten, Jr. M.D.
Bernard L. Kasten, Jr. M.D.
CEO

Dated: February 11, 2013

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